Exhibit 1(b)

                 [Form of Face of Preferred Stock Certificate]



             NUMBER                                         SHARES

      E


        8.40% Cumulative                                    8.40% Cumulative
        Preferred Stock,                                    Preferred Stock,
            Series E                                            Series E

                           SALOMON INC                      SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
               INCORPORATED UNDER THE LAWS OF THE
                      STATE OF DELAWARE
                                                          CUSIP 79549B 70 1


  THIS CERTIFIES THAT


  IS THE OWNER OF

   FULLY-PAID AND NON-ASSESSABLE SHARES OF 8.40% CUMULATIVE PREFERRED STOCK,
                    SERIES E, OF NO PAR VALUE PER SHARE OF

                                     SALOMON INC


   transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended to all of which the holder hereof by acceptance hereby assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated

    /s/ Robert E. Denham                         COUNTERSIGNED AND REGISTERED:
    CHAIRMAN AND CHIEF EXECUTIVE OFFICER         FIRST CHICAGO TRUST COMPANY
                                                   OF NEW YORK

    /s/ Arnold S. Olshin                               TRANSFER AGENT
    SECRETARY                                         AND REGISTRAR

                                    [SEAL]

                                                 BY


                                                 AUTHORIZED OFFICER

               [Form of Reverse of Preferred Stock Certificate]


                                    SALOMON INC

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM     -  as tenants in common   UNIF GIFT MIN ACT _______ Custodian
   TEN ENT     -  as tenants by the    _____           (Cust)     (Minor)
                  entireties                           under Uniform Gifts to
   JT TEN      -  as joint tenants with                Minors Act __________
                  right of survivorship and                         (State)
                  not as tenants in common

      Additional abbreviations may also be used though not in the above list.

        For value received, ________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
        TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

         _____________________


   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)




   _____________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________________________

   Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated _____________________



                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.